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                                                                 EXHIBIT 23.02

                     CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated March 31, 1998, relating to the financial statements of eBay Inc. and July 10, 1998, relating to the financial statements of Jump Incorporated, which appears on pages F-2 and F-26 of eBay Inc.'s Registration Statement on Form S-1 (No.333-59097).




PricewaterhouseCoopers LLP
San Jose, California
September 24, 1998